SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 25, 2006

UNIFIRST CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-8504	04-2103460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts 01887

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (978) 658-8888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

UniFirst Corporation (NYSE: UNF) today announced that Albert Cohen, a corporate Director since 1989, died on November 25, 2006. He was 79.

Mr. Cohen, born in 1927 and a graduate of the Massachusetts Institute of Technology (MIT), co-founded Electronic Space Systems Corporation (ESSCO), a manufacturer of aerospace ground equipment, in 1961. He became the President and Chief Executive Officer of ESSCO in 1964 and remained in that position until the business was sold in 1998. His wise counsel will be missed by all of us here at UniFirst.

Mr. Cohen’s death has reduced from eight to seven the number of Directors serving on the UniFirst board. A majority of the remaining UniFirst Directors are independent as required by the applicable rules and listing standards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIFIRST CORPORATION

Date: November 28, 2006	By:	/s/ Ronald D. Croatti
	Name:	Ronald D. Croatti
	Title:	Chairman of the Board, Chief Executive Officer and President

	By:	/s/ John B. Bartlett
	Name:	John B. Bartlett
	Title:	Senior Vice President and Chief Financial Officer